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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       December 20, 2001

                              IWO Holdings, Inc.
              (Exact name of registrant as specified in charter)

                   Delaware                           333-39746                    14-1818487
(State or other jurisdiction of incorporation) (Commission file number) (IRS employer identification no.)

 52 Corporate Circle, Albany, New York          12203
(Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code      (518) 862-6000

                                Not applicable
         (Former name or former address, if changed since last report)


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Item 5. Other Events.

   On December 20, 2001, the Registrant and US Unwired Inc. issued a joint press release announcing that they entered into a definitive agreement pursuant to which US Unwired will acquire all of the outstanding shares of the Registrant. The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits

    99.1 Joint press release dated December 20, 2001 announcing a definitive agreement for US Unwired
         Inc. to acquire IWO Holdings, Inc.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  Date: January 8, 2002
                                     IWO HOLDINGS, INC.


                                By:            /S/ STEVEN M. NIELSEN
                                    --------------------------------------------
                                    Name: Steven M. Nielsen
                                    Title: President and Chief Executive Officer


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